ANGIODYNAMICS®
INCORPORATED

RITA Medical Systems

AngioDynamics® Acquisition of RITA Medical Systems

This following information includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as
"may," "will," "predict," "project," "might," "expect," "believe," "anticipate," "plan," "intend," "potential," "could,"
"would," "should," "estimate," "seek," "continue," "pursue," or "our future success depends," or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future financial results of AngioDynamics and RITA and
AngioDynamics' anticipated acquisition of RITA.  These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of AngioDynamics  and RITA may differ materially from those expressed or implied by such forward-
looking statements.  Such risks and uncertainties include, but are not limited to, the following factors as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission, including AngioDynamics' Form 10-K for the fiscal year ended June 3, 2006 (the "Angio 2006 10-K") and RITA's
Form 10-K for the year ended December 31, 2005: financial community and rating agency perceptions of
AngioDynamics and RITA; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; the ability to timely and cost-effectively integrate Rita into AngioDynamics' operations; domestic and foreign health care reforms and governmental laws and regulations; third-party relations and approvals, technological advances and patents attained by competitors; and
challenges inherent in new product development, including obtaining regulatory approvals.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and,
as such, speak only as of the date made. AngioDynamics and RITA disclaim any obligation to update the forward-looking statements.  You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this presentation.

Forward-Looking Statements

RITA Medical Systems

AngioDynamics Incorporated

Transaction Overview

- **Transaction Value**
  - $4.70 per RITA share, subject to a collar
  - Equity value of $220.3 million on a fully diluted treasury stock basis
  - Assumption of $3.3 million in net debt
- **Collar**

If ANGO's Closing Stock Price is:[1]	*Each RITA shareholder will receive:*
Less than $18.18	• 0.1722 shares of ANGO, PLUS • $1.57 per share in cash
$18.18 - $27.29	• $4.70 per share, consisting of... – 0.1722 shares of ANGO, PLUS – Additional cash consideration
Greater than $27.29	• 0.1722 shares of ANGO

- **Pro Forma Ownership**[2]
  - 34.5% to be owned by current RITA holders
  - 65.5% to be owned by current ANGO holders
- **Break-Up Fee**
  - $8 million
- **Conditions to Closing**
  - RITA and ANGO shareholder approval
  - Additional customary conditions to closing
- **Board Composition**
  - 3 Current RITA Board Members will join ANGO Board
- **Both Boards have unanimously approved transaction**

(1) ANGO stock price to be calculated at closing as the average closing price of ANGO during the 10 trading day period ending 3 days prior to the date of the RITA shareholders meeting
(2) Assuming fully diluted shares using the treasury stock method

A Perfect “Fit”

Financial Fit

Tactical Fit

Strategic Fit

Low Integration Risk

A Perfect “Fit”

Interventional Oncology

Large and Growing Area for our Existing Customer Base

Image guided focal tumor therapy

Market leadership

Radiofrequency (RF) Focal Tumor Ablation

#1 in USA

Perfect fit with revolutionary Irreversible Electroporation (IRE) technology providing “up sell” opportunity from the market leading position

Vascular Access Ports

#2 in USA

Perfect fit with recently acquired Medron technology providing “up sell”
opportunity from a market leading position

Strategic Fit

A Perfect “Fit”

Same customer focus

Virtually no product overlaps

Drive Growth in Specialty Access Products

ANGO’s successful Morpheus® CT PICC business will be validated and enhanced through RITA’s #2 Vascular Port market position (USA).

ANGO’s specialty sales force of 52 is perfectly positioned to drive focused global vascular access market leadership.

Continue to Drive Growth in Localized Therapy Products

RITA sales force of 33 will exclusively focus on the RF and Bead
Products as a specialty sales group

Tactical Fit

A Perfect “Fit”

Instantly accretive to cash earnings (outside of deal expenses)

$88.3 million in usable NOL carry forwards

$30 million cash benefit over 16 years

$1.8 million in FY 2007 (Ending June 2, 2007)

$7.1 million in FY 2008

$7.1 million in FY 2009

Estimate approximately $0.05 GAAP EPS in FY 2008 accretive

Increase in ANGO % GM to 62%

More than 25% Annual Revenue Growth in FY 2008

Significant sales growth in RITA Specialty Access (ports) line due to fit and focus with ANGO sales force

Continued success in Localized Therapy (RF, Beads) sales growth with existing RITA sales team, with increased focus

Financial Fit

A Perfect “Fit”

RITA Sales, Marketing, R&D and Operations organizations stay virtually intact

Estimate GAAP EPS neutral in FY 2008 before expected revenue synergies

Over $7 million accretive to cash in FY 2008 even before revenue synergies

Expense synergies of $9 million are very low risk duplicate expenses

Public company expenses

Corporate expenses

Trade show expenses

Low Integration Risk

Maintaining RITA Personnel & Facilities

Sales

Maintaining experienced USA Sales team focused exclusively on Localized Therapy
Products

Maintaining experienced direct Sales team in U.K., France and Germany and adding
ANGO product lines

Marketing

Maintaining experienced Marketing team for Localized Therapy Products in Fremont,
California

Manufacturing

Retaining low cost Manufacturing in Manchester, Georgia

R&D

Maintaining experienced Research & Development team for Localized Therapy
Products in Fremont, California

Maintaining experienced Research & Development team for Vascular Access Products in Manchester, Georgia

Drainage Products 5%
Other 3%
Angiographic Products 27%
PTA Products 5%
Thrombolytic Products 6%
Venous Products 13%
Vascular Access Products 17%
Dialysis Products 24%

RITA Medical Systems

AngioDynamics®
INCORPORATED

The vascular access product line becomes ANGO’s largest product segment with the addition of RITA’s specialty access products.

   ANGO Pre-Deal                                                                                                                                     Pro Forma for RITA Transaction

$82  million  Revenue*                                                                                                                                     $132  million  Revenue*

   Gross Margin 59%                                                                                                                                                     Gross Margin 62%

Strategy for Vascular Access Products

ANGO’s successful Morpheus® CT PICC business will be validated and enhanced through RITA’s
#2 Port market position (USA).  ANGO’s specialty sales force of 52 is perfectly positioned to drive focused global vascular access market leadership.

*Figures are for 12 months ended August 31, 2006

Angiographic

Products

16%

Dialysis Products

16%

Vascular Access

Products

26%

Venous Products

8%

Thrombolytic

Products

4%

PTA Products

3%

Drainage Products

3%

Localized Therapy

Products

22%

Other

2%

RITA Medical Systems

RITA Medical Systems
AngioDynamics®
INCORPORATED

Strategy for Localized Therapy Products

RITA sales force of 33 will totally focus on Localized Therapy
Products

RFA
Systems

Habib
Sealer

LC Embolization
Beads

RITA Medical Systems
Product Pipeline

RITA Medical Systems
AngioDynamics®
INCORPORATED

Strong RITA Localized Therapy
Product Pipeline

Laparoscopic Habib™ 4X Bi-Polar

Resection Device Introduction

Uniblate™  RF Electrode

Introduction

Assure™ RFA Assisted

Lumpectomy Clinical Trial

Helios™ RF Ablation

System First Clinical Use

12/2006

1/2007

2007

Mid 2007

WEST
MID-WEST
MID ATLANTIC
GREAT LAKES
NORTH EAST
SOUTH CENTRAL
SOUTH EAST
WEST
WEST

RITA Medical Systems

AngioDynamics
INCORPORATED

85 direct sales reps in USA

99 direct sales reps in USA by June
2008

Selling in 33 non-U.S. markets through
distributors with direct representation in
UK, Germany, & France (10 sales reps)

Continue to expand direct
representation outside the USA

Continue to increase sales per Rep $’s

Sales per Rep.

$’s in thousands

Strong Sales Team

$800

FY01

$890

$1,030

$1,304

FY02

FY03

FY04

FY05

$1,402

FY06

$1,678

Building Shareholder Value

Complementary product lines, shared customers

Market share leadership in focal image-guided tumor therapy

Large and growing markets, favorable patient demographics

Immediately accretive to cash

Operational and financial benefits

Low execution risk

Maintaining experienced RITA sales, marketing, R&D and operational teams

Excluding expected increased sales growth in RITA Specialty Access Products
(ports) due to ANGO sales force focus, deal is neutral to GAAP EPS and accretive to cash in FY 2008

In connection with AngioDynamics' proposed acquisition of RITA (the "Acquisition"), RITA and AngioDynamics intend to file relevant materials with the Securities and Exchange Commission (SEC), including a registration statement on Form S-4 that will contain a prospectus and a joint proxy statement.  INVESTORS AND SECURITY HOLDERS OF ANGIODYNAMICS AND RITA ARE URGED TO
READ THE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT
ANGIODYNAMICS, RITA AND THE ACQUISITION.  The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by AngioDynamics or RITA with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by
AngioDynamics or RITA by directing a written request to: AngioDynamics, Inc., 603 Queensbury Avenue, Queensbury, New York 12804,
Attention: Chief Financial Officer or RITA Medical Systems, Inc., 46421 Landing Parkway, Fremont, California 94538, Attention:
Corporate Secretary.  Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Acquisition.

AngioDynamics, RITA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of RITA and AngioDynamics in connection with the Acquisition.  Information about those executive officers and directors of AngioDynamics and their ownership of AngioDynamics common stock is set forth in the Angio 2006 10-K, and the proxy statement for AngioDynamics' 2006 Annual Meeting of Stockholders, which was filed with the SEC on September 22, 2006.  Information about the executive officers and directors of RITA and their ownership of RITA common stock is set forth in the proxy statement for
RITA's 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006.  Investors and security holders may obtain additional information regarding the direct and indirect interests of AngioDynamics, RITA and their respective executive officers and directors in the Acquisition by reading the proxy statement and prospectus regarding the Acquisition when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Acquisition and Where to Find It